SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012
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ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA 30305
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 4, 2012, ExamWorks Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with revised consolidated financial statements for the year ended December 31, 2011 (the “2011 Financial Statements”) solely to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the guarantee by certain of the Company’s subsidiaries of $250 million of currently outstanding 9% Senior Unsecured Notes due 2019.   This Current Report on Form 8-K/A is being filed solely to add a “Parent Corporation” only column to Note 14 and to provide clarifying disclosures related thereto.  As was the case with the Original Filing, the Form 8-K/A does not change the Company’s previously reported consolidated operating results, financial condition or cash flows.

Except as described above, no other changes have been made to the Original Filing and this Current Report on Form 8-K/A does not modify or update any other information in the Original Filing.  Information not affected by the changes described above is unchanged and reflects disclosures made at the time of the Original Filing.  Accordingly, this filing should be read in conjunction with the 2011 10-K (as defined below) and the Company’s other filings with the SEC subsequent to the date of the 2011 10-K including any amendments to those filings.

Item 8.01.             Other Information.

ExamWorks Group, Inc. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2011, with the Securities and Exchange Commission (the “SEC”) on February 29, 2012, as amended by the Form 10-K/A filed on March 30, 2012 (collectively, the “2011 10-K”).  This Current Report on Form 8-K includes revised consolidated financial statements for the year ended December 31, 2011 solely to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the guarantee by certain of the Company’s subsidiaries of $250 million of currently outstanding 9% Senior Unsecured Notes due 2019.  The revised consolidated financial statements of the Company are attached as Exhibit 99.1 and are incorporated by reference herein. The supplemental guarantor financial information is provided within Footnote 14 to the consolidated financial statements of the Company contained in Exhibit 99.1 hereto for the periods disclosed within the 2011 10-K.

Except as stated herein, this Form 8-K does not reflect events occurring after the dates of filing of the 2011 10-K, and no attempt has been made in this Form 8-K to modify or update other disclosures presented in that filing.  There is no change to the Company’s previously reported consolidated operating results, financial condition or cash flows. This Form 8-K should be read in conjunction with the 2011 10-K and the Company’s other filings with the SEC subsequent to the filing of the 2011 10-K.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1	Consolidated Financial Statements of ExamWorks Group, Inc. for the years ended December 31, 2011, 2010 and 2009
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: April 26, 2012	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro Chief Financial Officer and Senior Executive Vice President